FLEXSHARES TRUST

FORM N-SAR

File No. 811-22555

Fiscal Year Ended October 31, 2015
Exhibits

Sub-Item 77Q1: Exhibits.

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

(a)(1) Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust of FlexShares Trust, as of August 17, 2015, is incorporated herein by reference to Exhibit (a)(5) in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on August 21, 2015 (Accession No. 0001193125-15-299035).

(a)(2) Amendment to the By-Laws of FlexShares Trust, adopted September 24, 2015, is incorporated herein by reference to Exhibit (b)(2) in Registrant’s Post-Effective Amendment No. 60 filed with the Commission on November 3, 2015 (Accession No. 0001193125-15-364505).

EX-99.77Q1(e): Copies of any new or amended Registrant investment advisory contracts

(e)(1) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated July 21, 2015, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(2) in Registrant’s Post-Effective Amendment No. 58 filed with the Commission on September 4, 2015 (Accession No. 0001193125-15-312044).

(e)(2) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated October 8, 2015, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(2) in Registrant’s Post-Effective Amendment No. 61 filed with the Commission on November 6, 2015 (Accession No. 0001193125-15-370415).

(e)(3) Expense Reimbursement Agreement, dated July 30, 2015, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(11) in Registrant’s Post-Effective Amendment No. 58 filed with the Commission on September 4, 2015 (Accession No. 0001193125-15-312044).

(e)(4) Expense Reimbursement Agreement, dated October 8, 2015, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(12) in Registrant’s Post-Effective Amendment No. 60 filed with the Commission on November 3, 2015 (Accession No. 0001193125-15-364505).

(e)(5) Expense Reimbursement Agreement, dated October 8, 2015, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(13) in Registrant’s Post-Effective Amendment No. 61 filed with the Commission on November 6, 2015 (Accession No. 0001193125-15-370415).